UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. )

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 26, 2022

FIRST NORTHERN COMMUNITY BANCORP
(Exact Name of Registrant as Specified in Its Charter)

000-30707
(Commission File Number)
000-30707

CaliforniaCalifornia	68-0450397
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

195 N FIRST STREET
DIXON, California 95620
(Address of principal executive offices, including zip code)

(707) 678-3041
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FNRN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This filing amends Item 5.02 of the Current Report on Form 8-K of First Northern Community Bancorp (the “Company”) filed on May 20, 2022 (the “Original Form 8-K”) to add the information described herein.

ITEM 5.02  DEPARTURE OF DIRECTOR OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(c) Appointment of President and Chief Executive Officer

On May 20, 2022, First Northern Community Bancorp (the “Company”) filed a Current Report on Form 8-K related to the appointment of Jeremiah Z. Smith, currently the Company’s Senior Executive Vice President and Chief Operating Officer, as President and Chief Executive Officer of the Company and its subsidiary, First Northern Bank of Dixon (the “Bank”), effective January 1, 2023. At that time, the terms of the employment agreement with Mr. Smith were not available. This Amendment is being filed to report a summary of the principal terms of the employment agreement with Mr. Smith governing the terms of his employment as President and Chief Executive Officer, as well as set forth amendments to prior agreements entered into by and between Mr. Smith and the Bank.

The Bank has entered into (i) an employment agreement with Mr. Smith governing the terms of his employment as President and Chief Executive Officer, effective as of January 1, 2023 (the “Employment Agreement”); (ii) the First Amendment to the Executive Retirement/Retention Participation Agreement with Mr. Smith, effective as of January 1, 2023 (the “First Amendment to Executive Participation Agreement”); and (iii) the First Amendment to the Participation Agreement of the Supplemental Executive Retirement Plan, effective as of January 1, 2023 (the “First Amendment to Supplemental Participation Agreement”; together with the Employment Agreement and the First Amendment to Executive Participation Agreement, the “Compensation Documents”). The principal terms of the Compensation Documents are summarized below.

Employment Agreement

Term. Mr. Smith’s term of employment will commence on January 1, 2023, and will automatically extend for consecutive one-year periods unless the Bank or Mr. Smith terminates pursuant to the terms of the Employment Agreement.

Salary and Bonus. Mr. Smith will receive an annual base salary of $475,000, effective January 1, 2023, and will be eligible for an annual bonus.

Incentive Compensation. Mr. Smith will be entitled to participate in any annual and long-term incentive programs which cover employees in positions comparable to that of Mr. Smith.

Benefits. Mr. Smith will continue to be eligible to participate in the Bank’s employee benefit plans and programs to the extent that Mr. Smith’s position and other factors make Mr. Smith eligible to participate.

Termination. Upon an involuntary termination without cause (as defined therein) or termination for good reason (as defined therein) outside a change of control period, Mr. Smith will receive, in a lump sum, 150% of the sum of (i) his annual base salary as of the date of termination and (ii) the average of the annual bonuses awarded to him for the three most recent consecutive years prior to the date of termination, as well as subsidized continuation health coverage for himself and his dependents for up to 36 months.  Upon an involuntary termination without cause or termination for good reason or election not to extend the term of his employment agreement within two years following a change of control, Mr. Smith will receive, in a lump sum, 250% of the sum of (i) his annual base salary as of the date of termination and (ii) the average of the annual bonuses awarded to him for the three most recent consecutive years prior to the date of termination, subsidized continuation health coverage for himself and his dependents for up to 36 months and outplacement assistance.

Non-Solicitation. For 12 months following the termination of Mr. Smith’s employment, Mr. Smith will be subject to certain non-solicitation restrictions.

First Amendment to Executive Participation Agreement

Pursuant to the First Amendment to Executive Participation Agreement, effective January 1, 2023, Mr. Smith will become 50% vested in his Executive Retirement/Retention Award (as defined therein) and will become fully vested in the remaining 50% of his Executive Retirement/Retention Award upon his 62nd birthday, so long as he remains employed with the Bank and has achieved certain performance goals.

First Amendment to Supplemental Participation Agreement

Pursuant to the First Amendment to Supplemental Participation Agreement, effective January 1, 2023, the lump sum payment owed to Mr. Smith in the event of a change in control will be determined based on a retirement age of 62. Additionally, Mr. Smith’s death benefit payment has been increased from $10,000 per month to $15,000 per month (limited to 180 months total). Lastly, the Normal Retirement Age as defined in the First Northern Bank Supplemental Executive Retirement Plan (the “SERP”) has been changed to 62 solely with respect to the Chief Executive Officer of the Company.

The foregoing summary is not complete and is qualified in its entirety by reference to the Employment Agreement, the First Amendment to Executive Participation Agreement, and the First Amendment to Supplemental Participation Agreement, a copy of each of which is attached hereto as Exhibit 10.1, 10.2, and 10.3, respectively, to this Amendment to the Original Form 8-K and incorporated by reference herein.

(e) Amendment of the SERP

Pursuant to the Second Amendment to the SERP, effective January 1, 2023, the Final Average Compensation (as defined therein) will be calculated to take into account the bonus paid for the final year of service in the event that a participant in the SERP serves an entire calendar year in their last year of service, even if that bonus remained unpaid as of the termination date. Additionally, the calculation of the Early Commencement Factor (as defined therein) for purposes of calculating a participant’s disability retirement benefit will not be less than the factor obtained when assuming an early retirement age of 55.

The foregoing summary is not complete and is qualified in its entirety by reference to the Second Amendment to the SERP, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10.1 Employment Agreement for Jeremiah Z. Smith, President and Chief Executive Officer, effective as of January 1, 2023

10.2 First Amendment to Executive Retirement/Retention Participation Agreement for Jeremiah Z. Smith, President and Chief Executive Officer, effective January 1, 2023

10.3 First Amendment to the Participation Agreement of the Supplemental Executive Retirement Plan for Jeremiah Z. Smith, President and Chief Executive Officer, effective January 1, 2023

99.1 Press Release, dated May 20, 2022 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K dated May 20, 2022)

99.2 Letter to Shareholders and Employees, dated May 20, 2022 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K dated May 20, 2022)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2022	First Northern Community Bancorp (Registrant)

/s/ Louise A. Walker
By: Louise A. Walker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Document

10.1	Employment Agreement for Jeremiah Z. Smith, President and Chief Executive Officer, effective as of January 1, 2023

10.2	First Amendment to Executive Retirement/Retention Participation Agreement for Jeremiah Z. Smith, President and Chief Executive Officer, effective January 1, 2023

10.3	First Amendment to the Participation Agreement of the Supplemental Executive Retirement Plan for Jeremiah Z. Smith, President and Chief Executive Officer, effective January 1, 2023

99.1	Press Release, dated May 20, 2022 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K dated May 20, 2022)

99.2	Letter to Shareholders and Employees, dated May 20, 2022 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K dated May 20, 2022)